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                                                                      EXHIBIT 99



Slide show used in the Investor Meeting


Slide 1:      AirGate PCS logo

Slide 2:      Forward-Looking Statement

Statements contained in this presentation regarding expected financial results and other expected events should be considered forward-looking statements that are subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, AirGate PCS' management. A variety of factors could cause actual results to differ materially from those anticipated in AirGate PCS' forward-looking statements, including the following factors: the competitiveness of Sprint PCS pricing plan, products and services; consumer purchasing patterns; potential fluctuations in quarterly results; our dependence on our affiliation with Sprint PCS; an adequate supply of subscriber equipment; new product development; risk related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion, our significant level of indebtedness and volatility of stock prices. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from AirGate PCS' forward-looking statements, please refer to AirGate PCS' Form 10-K for the fiscal year ended September 30, 1999, and Form 10-Q for the quarter ended June 30, 2000, and in subsequent filings with Securities and Exchange Commission.

Slide 3:

Company Profile

-        Exclusive Sprint PCS affiliate in its southeastern territory

-        Owns and operates a 100% digital, 100% PCS network

-        Offers Sprint PCS wireless communications products and services

-        56,689 customers as of September 30, 2000


Slide 4:

Key Investment Considerations

-        Exclusive Sprint PCS provider to over 7.1 million POPs

-        Successful execution of rapid network build-out

-        Nationally recognized Sprint PCS brand name

-        Proven ability to attract customers

-        Sprint is local exchange carrier for 30% of POPs in territory

-        Established Sprint PCS back office and support services

-        Fully financed business plan

Slide 5:

Graphic titled "AirGate Markets - 7.1 MM POPS," showing AirGate PCS' current service area as provided under its agreement with Sprint PCS on a color-coded geographic map of Georgia, North Carolina, South Carolina and Tennessee.


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Slide 6:

Sprint Partnership Benefits

-        50 year potential term

-        Invested over $55 million for licenses and microwave clearing

-        Sprint PCS brand name recognition

-        National marketing, advertising and distribution programs

-        92% of collected revenues paid to AirGate

-        AirGate collects 100% of roaming revenue

Slide 7:

Market Launch

-        ALL MARKETS LAUNCHED IN FY2000 AND MEET SPRINT PCS BUILD-OUT
         REQUIREMENTS

-        PLANS FOR FY2001:

                             November 15, 2000            September 30, 2001

            Switches                 3                               4
            Cell Sites             581                         675-700
            Coverage                76%                         Low 80%


- OUR GOAL IS TO PROVIDE COVERAGE THAT MEETS/EXCEEDS THAT WHICH IS PROVIDED BY ALL OUR COMPETITORS


Slide 8:

Local Sales Focus

INTERIOR REGION

       3.7 million total POPS; 2.8 million covered POPS (at 11/15) Regional VP & 4 market managers
       13 stores by Thanksgiving
       193 national retailers and total other doors

COASTAL REGION

       3.4 million total POPS; 2.6 million covered POPS (at 11/15) Regional VP & 3 market managers
       7 stores by early December
       Sprint LEC store, Greenville, NC
       158 national retailers and total other doors

Slide 9:

Graphic titled "National Retail Distribution" which lists the following retailers along with the AirGate PCS logo: RadioShack (listed above the AirGate PCS logo), BestBuy, Circuit City, OfficeMax, Kmart and Staples (each listed below the AirGate PCS logo).

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Slide 10:

Other National Sales Channels

The slide shows that Sprint PCS' national accounts sales team, national inbound telemarketing sales force at (800) 480-4PCS and e-commerce sales platform www.sprintpcs.com each provide service to AirGate PCS' customers.


Slide 11:

Graphic titled "The Most Distribution Points in Our Territory" which shows the number of points of distribution for AirGate's products between "Company Owned Stores" and "Third Party Doors". The graphic presents the following information

                        "Company Owned Stores"       "Third Party Doors"

AirGate PCS             20                           338
Triton                  19                           158
Bell South              24                           133
Verizon                 16                            98
Alltel                  24                           277


Slide 12:

Graphic titled "Rapid Customer Growth, expected to continue until Fiscal Year 2001" which shows that in the first quarter of 2000 AirGate PCS had 0 customers, in the second quarter of 2000 AirGate had 6,378 customers, in the third quarter of 2000 AirGate PCS had 23,482 customers, in the fourth quarter of 2000 AirGate PCS had 56,689 customers and that for the first quarter of 2001, AirGate projects it will have 96,689 customers.


Slide 13:

Graphic titled "Channel Mix, 4Q Fiscal 2000" which shows that 43% of AirGate PCS' distribution in the fourth quarter of 2000 was through its company-owned stores, 38% was through its third party retailers, 16% was through Sprint PCS and 8% was through business-to-business.


Slide 14:

Graphic entitled "Growth Driver - Projected PCS vs. Cellular Market Share" which shows from the years 1997 though 2009 (projected), the approximate market share of the wireless phone market between cellular and PCS. The source of the information is Donaldson, Luftkin & Jenrette.

                   YEAR                   PCS                 CELLULAR

                   1997                   28%                    72%
                   1998                   45%                    55%
                   1999                   55%                    45%
                   2000                   55%                    45%
                   2001                   65%                    35%
                   2002                   68%                    32%
                   2003                   70%                    30%
                   2004                   72%                    28%
                   2005                   72%                    28%
                   2006                   72%                    28%
                   2007                   72%                    28%
                   2008                   72%                    28%
                   2009                   72%                    28%


Slide 15:

Competitive Advantages:

-        Fastest build-out on record

-        Proven ability to execute and attract customers

-        Potential for higher roaming revenue

-        National pricing plans and local pricing flexibility

-        Co-location results in significantly lower capex


Slide 16:

FINANCIAL HIGHLIGHTS

Slide 17:

Cumulative Sources and Uses (through 2002)
($ in millions)

SOURCES

IPO                                         $131
Senior subordinated discount notes           156
Lucent financing                             144
                                            ----
       Total Sources                        $431

USES

Capital expenditures                        $209
Working capital and operating losses         100
Debt service and fees                         51
Excess cash                                   71
                                            ----
       Total Uses                           $431

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Slide 18:

Lucent Technologies Inc. Financing


Commitment                   -   $153.5 Million
                             -   Equipment        $110.0 million
                             -   Working Capital  $ 43.5 million

Terms                        -   Interest rate: LIBOR + 375 basis points
                             -   Principal repayments begin in 2004

Use of proceeds              -   To finance the purchase of Lucent products and
                                 services and working capital


Slide 19:

Financial Results (in thousands except Subscribers, ARPU, EPS)

                             6/30/00            9/30/00            Projected 12/31/00

Net New subscribers            17,104             33,207           37,000-40,000
ARPU                         $     54           $     56           $ 50-54
Roaming Revenue              $  3,771           $  7,621           $ 5M-7M
EBITDA*                      $(15,771)          $(18,069)          $(16M)-(19M)
EPS                          $  (2.03)          $  (2.30)          Not provided
Capex                        $ 31,243           $ 27,989           $12 Million

* Excluding non-cash stock option compensation expenses

Slide 20:

Key Points from Business Plan

-        EBITDA breakeven by March 31, 2002

-        Net Income positive by 2005

-        By 2009:

         -        National wireless penetration levels of 80%

         -        AirGate penetration rate between 12% and 13%

         -        750,000 to 800,000 subscribers

         -        Revenues of at least $500 million

Slide 21:

Why Invest in AirGate PCS?

-        Exclusive Sprint PCS provider to over 7.1 million POPs

-        Successful execution of rapid network build-out

-        Nationally recognized Sprint PCS brand name

-        Proven ability to attract customers

-        Sprint is local exchange carrier for 30% of POPs in territory

-        Established Sprint PCS back office and support services

-        Fully financed business plan


Slide 22:

AirGate PCS logo
Nasdaq: PCSA